UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 30, 2009
Mymetics Corporation
(Exact name of registrant as specified in its charter)

Delaware (State of other jurisdiction of incorporation)	000-25132 (Commission File Number)	25-1741849 (IRS Employer Identification No.)

14, rue de la Colombiere 1260 Nyon, Switzerland (Address of principal executive offices)		NA (Zip Code)
Registrant’s telephone number, including area code: +011 41 22 363 13 10
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On January 30, 2009, the Registrant (“Mymetics”) and PX Therapeutics entered into an agreement pursuant to which Mymetics obtained an assignment of all the specific know-how of PX Therapeutics and a license to use general know-how from PX Therapeutics to optimize the production of an antigen derived from the Gp 41 viral protein in connection with the development of a vaccine by Mymetics against HIV AIDS.
     The preceding description of the Agreement is only a summary and is qualified in its entirety by reference to the Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

10.1	Umbrella Agreement, dated as of January 30, 2009, between Mymetics Corporation and TX Therapeutics

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 5, 2009	MYMETICS CORPORATION
	By:	/s/ Christian Rochet
Christian Rochet
Chief Executive Officer